   THE COMPANY STOCK SUBJECT TO TRANSFER AND/OR TO BE TRANSFERRED AS STATED IN AND/OR PER THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER ANY APPLICABLE STATE OR FEDERAL REGULATION. NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARES REPRESENTED
  BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933 AS AMENDED, AND COMPLIANCE WITH ANY APPLICABLE STATE LAW WITH RESPECT TO THE EXISTENCE AND TRANSFERABILITY OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS THEN IN
                        FACT APPLICABLE TO SUCH SHARES.


                            STOCK PURCHASE AGREEMENT

     This Agreement is made this _____ day of April, 2008 by and among GRC Group, a Florida corporation with offices at 15804 NW 57th Ave., Miami Lakes, Florida 33014, ("Purchaser"), SYNERGY BRANDS INC., a Delaware corporation, ("Seller") whose address is 223 Underhill Blvd., Syosset, NY 11791, and GRAN RESERVE CORPORATION, (the "Company") a Florida corporation with offices at 7601 NW 68th Street, No. 128, Miami, Florida 33166.

     WHEREAS, the Seller owns all of the outstanding stock (the "Company Stock") in the Company and the Company owns all of the Business Assets (as hereinafter defined), and Seller has offered to sell to Purchaser and Purchaser is interested in buying all of the Company Stock and thereby to control utilization of all of the Business Assets; and

     WHEREAS, the Purchaser desires to acquire, on the terms and subject to the conditions reflected below, the Company Stock and to continue the Company Business (as hereinafter defined) at Purchaser's choice; and

     WHEREAS, the Seller believes that it is desirable and in the best interests of the Seller and the Company that it sell the Company Stock and resulting control over the associated Company Business and Business Assets to the Purchaser subject to all current restrictions in place as agreed between the parties hereto;

SECTION 1.  DEFINITIONS.

     1.1 Business Assets. The assets of the Company, which include all accounts receivable, inventory; all and all applicable rights to utilize trade names, trademarks and other proprietary rights as owned and/or being otherwise used by the Company; the principals of the Purchaser, being familiar with the Company because of they having managed the Company Business, rely upon the public security filings of the Seller for more particulars regarding such Company Business and Business Assets.

     1.2 Business Liabilities. All liabilities and responsibilities regarding the Company Business and Business Assets.

     1.3 Closing. The date and proceeding of consummation of the transfer in compliance with this Agreement, of the Company Stock by Seller to Purchaser.

         1.4 Company. GRAN RESERVE CORPORATION

     1.5 Company Business: The business conducted by the Company in which the Company utilizes, utilized or may utilize the Business Assets, and associated business, which shall include but not be limited to cigar sales, both traditional wholesale and retail and wholesale via the internet predominately but not restricted to restaurants, private and public clubs and other hospitality and destination venues.

     1.6 Exchange Act: The Securities Exchange Act of 1934, as amended to the date as of which any reference thereto is relevant under this Agreement, including any substitute or replacement statute adopted in place or lieu thereof.

     1.7 Proprietary Rights: Customers lists, contact names, phone numbers, customer purchase information, ordering patterns and all information regarding the conduct of business with each customer associated with the Company Business shall be part of the assets transferred to the Purchaser, exclusive where such be the nature of the asset. Trade secrets, copyrights, patents, trademarks, service marks, customer lists, websites, URLs, domain names, software, e-commerce platforms, and other internet identification and access codes and information and all similar types of intangible property developed, created or owned exclusively by the Company, or otherwise used by the Company in connection with the Company Business, whether or not the same are entitled to legal protection, all to be transferred as part of the Business Assets of the Company over which control is represented by the Company Stock, without, however, any representation made as to rights and exclusivity as to use and only to the extent of use in the Company Business.

     1.8 Purchaser: GRC Group Inc.(or whatever entity it may assign its rights to), which, under the terms of this Agreement, is acquiring the Company Stock.

     1.9 Seller.  SYNERGY BRANDS INC.

     1.10 Transaction: The Sale of the Company Stock for the Consideration as contemplated by, and subject to and in compliance with the terms and conditions of, this Agreement.

SECTION 2. CONSIDERATION

     The purchase price shall be $400,000 to be provided to Seller in exchange for transfer of the Company Stock (and consequently the transfer of control over the Company Business and Business Assets) to Purchaser payable as follows: (i) $50,000 payable in cash at the Closing, (ii) balance to paid by way of payment pursuant to the terms of a promissory note (the "Note") to include a term of five years at an annual interest rate of 5% payable in equal monthly installments amortized over the full length of such term, each monthly payment due by the 10th day of the month with a 10% penalty for any late payment, no prepayment penalty, excepting that any prepayment shall not reduce the monthly payment amount but shall instead reduce the length of the term of such Note as appropriate. The Note shall be in the form, and substance, as to provisions in addition to payment terms as stated herein, as attached hereto and incorporated herein as an Exhibit to this Agreement, and payment and compliance otherwise with such Note shall be secured by all of the Business Assets in form as acceptable to Seller.

SECTION 3.  PURCHASER REPRESENTATIONS

     Purchaser   hereby   represents   and   warrants   to  the  Seller   (which
representations and warranties shall be confirmed as of the Closing Date):

     3.1 Authority Relative to this Agreement. The Purchaser has the power and authority to enter into and to perform this Agreement in its name without the necessity of any third party approval, including governmental. This Agreement has been duly and validly executed and delivered by the Purchaser, and constitutes a valid and binding Agreement of the Purchaser, enforceable in accordance with its terms.

     3.2 Absence of Breach. The execution, delivery and performance of this Agreement, and the performance by the Purchaser of its obligations hereunder do not (1) contravene any law, rule or regulation known to Purchaser of any State or Commonwealth or of the United States, or of any applicable foreign jurisdiction, or any order, writ, judgment, injunction, decree, determination, or award affecting or binding upon the Purchaser, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction;
(2) conflict with or result in a material breach of or default under any material indenture or loan or credit agreement or any other material agreement or instruments to which Purchaser is a party, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction; or
(3) require the authorization, consent, approval or license of any third party of such a nature that the failure to obtain the same would provide a basis for enjoining or otherwise preventing consummation of the Transaction.

     3.3 Brokers. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with this Agreement or the Transaction or any related transaction of Purchaser based upon any agreements, written or oral, made by or on behalf of Purchaser.

     3.4 Investment Intent. Purchaser is acquiring the Company Stock for its own account for investment without a view to the sale or other public distribution thereof.

SECTION 4. SELLER AND COMPANY REPRESENTATIONS

     The Company and the Seller represent and warrant to the Purchaser as follows, (which representations and warranties shall be confirmed as of the Closing Date):

     4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has the requisite corporate power and authority to carry on its business as it is now being conducted, including the Company Business. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned as a foreign corporation in that jurisdiction or the conduct of its business there requires authorization by law. No part of the Company Business is separately incorporated.

     4.2 Authority Relative to this Agreement. This Agreement has been duly and validly executed and delivered by the Seller and the Company and constitutes a valid and binding Agreement of the Seller and the Company enforceable in accordance with its terms. The Seller and the Company have all requisite corporate power and/or other authority as necessary to enter into this Agreement and to carry out the Transaction contemplated hereby, and their doing so has been duly and sufficiently authorized, including shareholder approval where necessary.

     4.3 Absence of Breach; No Consents. To the best knowledge of Seller and the Company, the execution, delivery and performance of this Agreement, and the performance by the Seller and/or the Company of their obligations hereunder, do not (1) conflict with or result in a breach of any of the provisions of the Articles of Incorporation or By-Laws of the Company; (2) contravene any law, ordinance, rule or regulation of any State or Commonwealth or political subdivision of either, or of any applicable foreign jurisdiction, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, or cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect and/or necessary to continue the Company Business, which affects or binds, the Seller, the Company or all or any part of the Business Assets, Company Business or any material properties of the Company, except in any such case where such contravention will not have a material adverse effect on the business condition (financial or otherwise), operations or prospects of the Company and Company Business and will not have a material adverse effect on the validity of this Agreement or on the validity of the consummation the Transaction; (3) conflict with or result in a material breach of or default under any material indenture or loan or credit agreement or any other material agreement or instrument to which the Seller and/or the Company is a party or by which the Business Assets, Company Business, or any of the material properties of the Company may be affected or bound where appropriate approval for the transfer has not been received; or (4) require the authorization, consent, approval, or license of any third party, governmental or otherwise which shall not be received at or before Closing.

     4.4 Taxes. The Seller and the Company have properly filed or caused to be filed, all federal, state, local and foreign income, payroll, sales and/or other tax returns, reports, and declarations that are required by applicable law to be filed by them and that relate to or in any way affect the Company Business, the Business Assets and/or the Company Stock, and have paid, or made full and adequate provision for the payment of all federal, state, local and foreign income, payroll, sales, and/or other taxes properly due for the periods covered by such returns, reports and declarations, as to which they are aware.

     4.5 Litigation. (a) No material investigation or review by any governmental entity with respect to the Company Business, the Company Stock or any of the Business Assets or the use thereof is pending, or, to the best of the knowledge of the Seller and/or the Company, threatened (other than inspections and reviews customarily made of businesses such as the Company Business), nor has any governmental entity indicated to the Seller and/or the Company an intention to conduct the same, and (b) there is no action, suit or proceeding pending, or, to the best of the knowledge of the Seller, and/or the Company threatened against or affecting the Company Business, Company Stock, or the Business Assets at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

     4.6  Compliance  with  Laws.  To the best  knowledge  of the Seller and the
Company, the Company, Company Business and the Business Assets are in substantial compliance with all, and no notice has been received by Seller or the Company of any violation of any laws or regulations known by Seller and/or the Company to be applicable to the operation of the Company Business and/or utilization of the Business Assets in connection therewith, including, without limitation, the laws and regulations relevant to the use or utilization of and collection upon said assets by the Company, Seller, Purchaser or any other applicable and relevant person or entity, or with respect to which compliance is a condition of engaging in any aspect of the business of the Company Business and the Company Business has all permits, licenses, and other governmental authorization understood by Seller and the Company to be necessary to conduct its business as presently conducted, including but not limited to the sale of cigars and related products. All such permits, licenses, and other governmental authorizations will, as a part and consequence of the Transaction, be transferred as part of the Company Business at the Closing and Seller will cooperate in assisting Purchaser, where necessary or reasonably requested, to accede to the authority to use and benefits of ownership of such permits, licenses and other government authorizations for which Purchaser is required to apply as owner of the Company or proprietor and/or conductor of the Company Business.

     4.7 Ownership of Assets. To the best knowledge of Seller and the Company, the Company has good, marketable and insurable title to all of the Business Assets and the Company Business; such ownership upon transfer of the Company Stock per this Agreement shall be free and clear of all liens and encumbrances known to Seller; no other person shall at Closing have any ownership or similar right in, or contractual or other right to acquire any such right in, any of such assets; and such ownership will be conveyed to the Purchaser through transfer of the Company Stock at the Closing pursuant to the Transaction. Neither the Seller nor the Company knows of any potential action by any party, governmental or other, and no proceedings with respect thereto have been instituted of which the Seller or the Company has notice, that would materially affect the Purchaser's and/or Company's ability to use and to utilize each of such assets in the business of the Company Business while same shall be managed by the Purchaser and/or its affiliate(s) or appointee(s).

     4.8 Proprietary Rights. The Company possesses rights to use (without payment), all Proprietary Rights used in the Company Business or utilized in conjunction with the Business Assets, and all such rights shall be conveyed as part of the Business Assets through transfer of the Company Stock to Purchaser at the Closing pursuant to the Transaction; neither the Company nor the Seller has received any notice of conflict which asserts the right of others with respect thereto; and to the best knowledge of the Company and the Seller the Company has in all material respects performed all of the obligations required to be performed, and is not in default in any material respect, under any agreement to which they are a party relating to any such Proprietary Rights.

     4.9 Stock. The Company has present authority only to issue one class of stock which is common stock of which the Company Stock is a part and the Company Stock when transferred shall constitute all of the outstanding stock in the Company and validly issued shares of common stock of the Company, and be fully paid and non assessable. There are no outstanding puts, calls, warrants, commitments, agreements, claims or demands of any character relating to the Company Stock or other authorized but not issued stock of the Company, nor has Seller and/or the Company issued any bond, note or other instruments convertible into or otherwise given any right to purchase any of the Company Stock or other authorized but not issued stock of the Company.

SECTION 5. MISCELLANEOUS

     5.1 Name. The Seller agrees that following consummation of the Transaction, neither it nor any entity under its control or affiliated with it other than the Company as owned by Purchaser or otherwise as Purchaser shall provide, shall make any attempt to make any use of any formal filed tradename under which the Company has conducted business while the Company has been owned by Seller, or authorize others to do so, without the written consent of the Purchaser.

     5.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested), or is sent by telefax to the parties at the address as stated at the outset hereof (or at such other address for a party as shall be specified by like notice given at least five (5) days prior thereto).

     5.3 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     5.4 Survival of Representations, Warranties, Et Cetera. The representations and warranties of the parties contained herein shall survive the Closing for a period of one (1) year from the Closing. Covenants and agreements shall survive for the longer of one (1) year from the Closing or one (1) year after they were to have been performed and were capable of performance.


     5.5 Miscellaneous. This Agreement (1) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof, except as specifically provided otherwise or referred to herein, so that no such external or separate agreements relating to the subject matter of this Agreement shall have any effect or be binding, unless the same is referred to specifically in this Agreement, or is executed by the parties after the date hereof; (2) is not intended to confer upon any other person any rights or remedies hereunder; (3) shall not be assigned by operation of law or otherwise except as specifically authorized herein; and (4) shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New York without regard to the principles of conflict of laws thereof and all parties submit themselves to the jurisdiction of the courts in the State of New York if such courts are called upon to decide any issue relating to this Agreement and counsel for the respective parties are authorized to accept service of process to such parties in such court proceedings. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement.

     5.6 Publicity. Prior to the Closing any written news releases or other public disclosure by any of the parties hereto pertaining to this Agreement or the Transaction shall be submitted to the Seller for review and approval prior to release and shall be released only in a form approved by the Seller, provided, however, that (a) such approval shall not be unreasonably withheld, and (b) such review and approval shall not be required of releases if prior review and approval would prevent the timely and accurate dissemination of such as required to comply, in the judgment of counsel for any of the parties hereto, with any applicable law, rule of policy.

     5.7. The parties hereto are aware that the Company Stock is presently subject to pledge to and lien interest by both Laurus Master Fund LLC, Lloyd Miller III and Milfam I LLP under financing arrangements between such lenders and Seller and consummation of this Transaction is and shall be conditioned upon release of those lien interests and approval of such lenders to be evidenced in writing by Seller at or before Closing.

     5.8 The principals of Purchaser have been involved in management of the business affairs of the Company and are therefore familiar with the status of the Company Business and Business Assets and are satisfied as to the good standing of such as being appropriate for the purposes of the Purchaser in continuing the Company Business and Seller is therefore not making and Purchaser is not relying on any representations regarding the Company Business and/or the Business Assets other than the limited representations made in this written Agreement being strictly construed and Purchaser is acquiring such Company Business and Business Assets in their AS IS condition at the date of this Agreement and waive any inspection/due diligence rights they may otherwise be entitled to thereby regarding.

     5.9 Purchaser agrees after the Closing on the Transaction to allow Seller access to the business records of the Company sufficient to facilitate the Seller's regulatory reporting of its interest in the Company and transfer of such interest and Purchaser agrees to cooperate to the full extent as Seller deems appropriate to make disclosure of this Agreement and the Transaction for all applicable regulatory purposes.

     5.10 Attorney Representation. Purchaser confirms herein that it is not being represented by counsel in this Transaction but that Seller and the Company are is being represented by Randall J. Perry, Esq. as counsel. Seller further represents that it has been advised of its right to counsel but has voluntary chosen not to be so represented.

     The parties hereby consent to the purchase of the Company Stock per the terms of this Stock Purchase Agreement.


Synergy Brands Inc.


by____________________
Mair Faibish, CEO


Gran Reserve Corporation

by______________________
Stephen Barbella
President

GRC Group Inc.

by______________________
President